                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 26, 2004

                     Citigroup Global Markets Holdings Inc.
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             (Exact name of registrant as specified in its charter)

         New York                    1-15286                     11-2418067
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      (State or other              (Commission                  (IRS Employer
      jurisdiction of              File Number)              Identification No.)
      incorporation)

          388 Greenwich Street, New York, New York             10013
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          (Address of principal executive offices)          (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)

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                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                           Current Report on Form 8-K

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibits:

Exhibit No.                             Description
-----------                             -----------
   1.01           Terms Agreement, dated January 26, 2004, between the
                  Company and Citigroup Global Markets Inc., as the
                  underwriter, relating to the offer and sale of the
                  Company's 7% Select EQUity Indexed NoteS(SM) based upon
                  the common stock of Applied Materials, Inc. due
                  January 30, 2006.

   4.01           Form of Note for the Company's 7% Select EQUity
                  Indexed NoteS(SM) based upon the common stock of Applied Materials, Inc. due January 30, 2006.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2004                CITIGROUP GLOBAL MARKETS
                                         HOLDINGS INC.

                                       By:  /s/ Mark I. Kleinman
                                          --------------------------------------
                                          Name:  Mark I. Kleinman
                                          Title: Executive Vice President
                                                 and Treasurer